UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    July 26, 2017

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On July 26, 2017, we issued a press release announcing our earnings for the second quarter ended June 30, 2017. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01    Other Events.

On July 26, 2017, we also announced that our Board of Directors declared a quarterly dividend of $0.15 per common share. The dividend will be payable on September 15, 2017 to shareholders of record at the close of business on August 25, 2017. A copy of that press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated July 26, 2017 regarding Item 2.02
Exhibit 99.2	Press Release of Oceaneering International, Inc., dated July 26, 2017 regarding Item 8.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	July 26, 2017	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated July 26, 2017 regarding Item 2.02
Exhibit 99.2	Press Release of Oceaneering International, Inc., dated July 26, 2017 regarding Item 8.01

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